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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 10, 2000


                        SMITH-GARDNER & ASSOCIATES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           Florida                       0-25297                65-0090038
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(State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)





          1615 South Congress Avenue, Delray Beach, Florida 33445-6368

               (Address of Principal Executive Offices)     (Zip Code)




Registrant's telephone number, including area code:    (561) 265-2700
                                                      --------------------



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          (Former Name or Former Address; if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         On November 10, 2000, the shareholders of Smith-Gardner & Associates, Inc. (the "Company") approved an amendment to the Company's Amended and Restated Articles of Incorporation to change the name of the Company to "Ecometry Corporation" (the "Name Change"). The Name Change will become effective upon the filing of the Articles of Amendment to the Amended and Restated Articles of Incorporation with the Secretary of State of Florida, which is expected to occur in December 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 13, 2000                  SMITH-GARDNER & ASSOCIATES, INC.



                                            By: /s/ Martin K. Weinbaum
                                                --------------------------------
                                                Martin K. Weinbaum
                                                Vice President Finance and
                                                Chief Financial Officer